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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 8, 2000, in the Registration Statement (Form S-4) of Metromedia Fiber Network, Inc. for the registration of 62,500,000 shares of its Class A Common Stock.

                                          /s/ Ernst & Young LLP

New York, New York
November 8, 2000